UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214
Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2024 (the “Effective Date”), Quantum Computing Inc., a Delaware corporation (the “Company” or “Borrower”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (“Lender”), pursuant to which the Company issued and sold to Lender a Secured Convertible Promissory Note (the “Note”) in the original principal amount of $8,250,000 (the “Principal Amount”). The Principal Amount includes an original issue discount of $750,000. In exchange for the Note, Lender paid a purchase price of $7,500,000 in cash (the “Purchase Price”). The Note accrues interest at a rate of 10% per annum and has a maturity date of 18 months from the Effective Date (the “Maturity Date”), unless earlier prepaid, redeemed or accelerated in accordance with its terms prior to such date. The Company intends to use the net proceeds from the sale of the Note primarily for general working capital purposes, including for (i) operations as the Company increases its sales and marketing efforts; (ii) capital expenditures in outfitting its chip fabrication facility in Tempe, AZ; and (iii) for any other planned or unplanned expenditures that might arise in support of the Company’s business plan.

The Note is secured by all of the Company’s tangible and intangible assets, including intellectual property pursuant to that certain Security Agreement (the “Security Agreement”) and IP Security Agreement (the “IP Security Agreement”), each entered into with Lender on the Effective Date. In addition, the Company’s wholly-owned subsidiaries, QPhoton, LLC, a Delaware limited liability company, Qubittech International, Inc., a Delaware corporation, Qubittech, Inc., a Delaware corporation, and QI Solutions, Inc., a Delaware corporation (collectively, the “Guarantors”), provided a guarantee (the “Guaranty”), dated as of the Effective Date, of the Company’s obligations to Lender under the Note and the other transaction documents.

Beginning on February 6, 2025 (the “Redemption Start Date”), Lender shall have the right to redeem up to $750,000 of the Note per calendar month. The Company is required to pay such redemption amounts in cash, provided, however, that if certain equity conditions are satisfied, then the Company may pay all or any portion of such applicable redemption amount by issuing shares of Common Stock at the applicable Conversion Price at such time, as defined below.

Beginning on the earlier of: (a) the Redemption Start Date, and (b) the effectiveness of a registration statement registering the Conversion Shares, upon the occurrence of any Price Trigger, as defined in the Note, Lender may convert all or any portion of the Outstanding Balance, as defined in the Note, into shares (“Lender Conversion Shares”) of the Company’s common stock (the “Common Stock”) on any trading day (and the following trading day) that any intraday trade price of the Common Stock is 8% greater than the closing trade price on the previous trading day (each a “Lender Conversion”). With respect to any Lender Conversion, the conversion price is equal to 92% of the lowest daily volume weighted average price of the Common Stock on any trading day during the eight (8) trading day period prior to the respective conversion date (the “Conversion Price”), subject to adjustment as provided in the Note as well as beneficial ownership limitations. Absent the occurrence of a Trigger Event, as defined in the Note, Lender will limit its aggregate sales of Lender Conversion Shares on the open market in any given calendar week to ten percent (10%) of the weekly trading volume of the Common Shares on Borrower’s principal trading market for such week (the “Sales Limitation”).

In addition to the beneficial ownership limitations provided in the Note, the sum of the number of shares of Common Stock that may be issued under the SPA and the Note shall be limited to 19.99% of the outstanding Common Stock of the Company on the Effective Date, unless shareholder approval (the “Approval”) to exceed such limitation is obtained by the Company. The Company is required, under the terms of the Note, to seek the Approval with respect to the transaction within 6 months of the Effective Date. In the event Company does not obtain the Approval within 6 months of the Effective Date, Company will continue seeking the Approval every ninety (90) days until the Approval is obtained. If the total cumulative number of Common Shares issued to Lender exceeds the requirements of Nasdaq Listing Rule 5635(d) and if the Company is unable to obtain the Approval, any remaining outstanding balance of the Note must be repaid in cash.

The Note provides for customary events of default (each as defined in the Note, an “Event of Default”), including, among other things, the event of nonpayment of principal, interest, fees or other amounts, a representation or warranty proving to have been incorrect when made, failure to perform or observe covenants within a specified cure period, a cross-default to certain other indebtedness and material agreements of the Company, and the occurrence of a bankruptcy, insolvency or similar event affecting the Company. Upon the occurrence of an Event of Default that is deemed a “Major Trigger Event” as defined in the Note, Lender may increase the outstanding balance of the Note by 10%, and upon the occurrence of an Event of Default that is deemed a “Minor Trigger Event” as defined in the Note, Lender may increase the outstanding balance of the Note by 5%. Lender can exercise its right to increase the outstanding balance upon a Major or Minor Trigger Event three times each. Upon the occurrence of an Event of Default, Lender may declare all amounts owed under the Note immediately due and payable. In addition, upon the occurrence of an Event of Default, upon the election of Lender, interest shall begin accruing on the outstanding balance of the Note from the date of the Event of Default equal to the lesser of 15% per annum and the maximum rate allowable under law.

Ascendiant Capital Markets, LLC served as the placement agent on the transaction and received a fee of $450,000.

The preceding descriptions of the Note, Purchase Agreement, Security Agreement, IP Security Agreement and Guaranty do not purport to be complete and are qualified in their entirety by the full text of the Note, Purchase Agreement, Security Agreement, IP Security Agreement and Guaranty, copies of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 respectively hereto and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Secured Promissory Note issued to Streeterville Capital, LLC, dated August 6, 2024
10.1	Securities Purchase Agreement between Quantum Computing Inc. and Streeterville Capital, LLC, dated August 6, 2024
10.2	Security Agreement between Quantum Computing Inc. and Streeterville Capital, LLC, dated August 6, 2024
10.3	IP Security Agreement between Quantum Computing Inc. and Streeterville Capital, LLC, dated August 6, 2024
10.4	Guaranty by QPhoton, LLC, Qubittech International, Inc., Qubittech, Inc., and QI Solutions, Inc., dated August 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: August 12, 2024	By:	/s/ Christopher Boehmler
Christopher Boehmler
Chief Financial Officer

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